EXHIBIT 10.17



                     FIRST AMENDMENT TO CREDIT AGREEMENT


      THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment"), dated as of August 6, 1993, is entered into by and among the following parties:

      STORAGE TECHNOLOGY CORPORATION ("STK");

      STORAGETEK FINANCIAL SERVICES CORPORATION ("SFSC");

      STORAGE TECHNOLOGY DE PUERTO RICO, INC. ("STPR");

      XL/DATACOMP, INC. ("XL/DC") (STK, SFSC, STPR and XL/DC are collectively referred to as the "Borrowers");

      BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Lenders (the "Agent"); and

      The several financial institutions party to the Credit Agreement (collectively, the "Lenders").

                                  RECITALS
                                  --------

      A. The Borrowers, the Lenders and the Agent are parties to that certain $150,000,000 Multicurrency Credit Agreement dated as of March 31, 1993 (the "Prior Credit Agreement") pursuant to which the Agent and the Lenders have extended certain credit facilities and other financial accommodations to the Borrowers.

      B. The Borrowers have requested that the Lenders agree to certain amendments to the Prior Credit Agreement.

      C. The Lenders are willing to amend the Prior Credit Agreement, pursuant to Section 9.01 of the Prior Credit Agreement and subject to the terms and conditions of this First Amendment.

      NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    Defined Terms; General Principles.
            ---------------------------------
            Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Prior Credit Agreement. This First Amendment is incorporated into the Prior Credit Agreement by this reference and made a part thereof. The Prior Credit Agreement, as amended by this First Amendment, is herein referred to as the "Credit Agreement."
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      2.    Amendments to Credit Agreement.
            ------------------------------

            (a)   Amendment to Section 1.01 [Certain Defined Terms].
Section 1.01 of the Prior Credit Agreement is hereby amended as follows:

            The definition of "Eligible Lease Receivables" is hereby amended by deleting subsections (g), (k) and (o) thereof in their entirety and inserting in their place, respectively, the following:

                  (g) the Lease Receivable, when combined with the Adjusted Value of all other Lease Receivables owing by the Account Debtor and its Apparent Affiliates to the Borrower, would not exceed 10% of the total Adjusted Value of Eligible Lease Receivables of the Borrower in the aggregate, except to the extent that the Adjusted Value of such Lease Receivable would, together with the Adjusted Value of all such other Lease Receivables, not exceed 10% of the Adjusted Value of total Eligible Lease Receivables of such Borrower;

                  (k) as to any Lease Receivable having an Adjusted Value in excess of $750,000, the Lease Receivable is not the obligation of an Account Debtor as to whom the Borrower is or may become liable for goods sold or services rendered by the Account Debtor or any of its Apparent Affiliates to the
            Borrower, except to the extent that       it exceeds the amount
            of the Borrower's obligation to such Account Debtor and Apparent Affiliates;

                  (o) the Account Debtor of such Lease Receivable shall not have failed (which failure is continuing) to pay within 90 days of the date when due any amount with respect to more than 10% of the Adjusted Value of such Account Debtor's total Lease Receivables owing to such Borrower or to STK and its Subsidiaries; and the Account Debtor of such Lease Receivable is not the subject of any Insolvency Proceeding; and

            The definition of "Expected Gross Up Discounts" is hereby amended by deleting it in its entirety and inserting in its place the following:

                  "Expected Gross Up Discounts" means, in respect of any
            agreement relating to Discounting and containing a requirement for Gross Up

                                      2.
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            Discounts, the aggregate Adjusted Value of Product Transfer
            Agreements that foreseeably will be required to be pledged by any Borrower by Gross Up Discount during the term of such agreement, based solely upon comparison of (a) the term of such agreement with
            (b) the amortization rates applicable to all Product Transfer Agreements previously Discounted under such agreement.

            The definition of "Permitted Affiliate Lien" is hereby amended by deleting it in its entirety and inserting in its place the following:

                  "Permitted Affiliate Lien" means a security interest
            securing obligations to the extent evidenced by a promissory note in form satisfactory to the Agent and Majority Lenders, provided that such note is delivered to the Agent as collateral for the Obligations, together with an acknowledgment of pledge in the form attached to the First Amendment as Exhibit B.

            (b)   Amendment to Section 6.02(b) [Product Transfer
Agreements]. Section 6.02(b) of the Prior Credit Agreement is hereby amended by deleting subsections (i) and (ii) thereof in their entirety and substituting in their place, respectively, the following:

                        (i) If the sum of (A) the Adjusted Value of any and all Product Transfer Agreements so Discounted or Transferred as of or in connection with the closing of any agreement relating to Discounting (the "Initial Transfers") plus (B) the Expected Gross Up Discounts, if any, relating to such agreement, equals or exceeds the Specified Amount, such agreement and the Initial Transfers shall be subject to the prior consent of the Majority Lenders. All Gross Up Discounts in connection with such agreement shall be subject to satisfaction of clauses (A), (B),
            (C) and (D) of subsection (ii) below.

                      (ii) If the sum of (A) the Adjusted Value of any and all Initial Transfers to be undertaken pursuant to any agreement relating to Discounting plus (B) the Expected Gross Up Discounts, if any, relating to such agreement does not equal or exceed the Specified Amount, the consummation of such agreement and the Discount or Transfer of any Product Transfer Agreements (and related PTA Equipment) thereunder shall be subject

                                      3.
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            to the following conditions: (A) the applicable Borrower shall deliver to the Agent a Periodic Release Certificate properly completed, dated on or before the closing date of such transaction and which shall identify the closing date with respect to each such transaction, (B) no Default or Event of Default shall exist or shall result from the consummation of such transaction, (C) the Lien of the Agent on the applicable Accounts, Lease Receivables and PTA Equipment shall not be released unless and until the Agent has executed and delivered the collateral release attached to such Periodic Release Certificate; and (D) such transaction shall be undertaken only with a financial institution that is not an Affiliate of any Borrower. Release certificates shall not be delivered to the Agent more than twice in any month, unless required in connection with Gross Up Discounts to the extent resulting from early terminations or cancellations of Product Transfer Agreements.

            (c)   Amendment to Section 6.02(c) [Contingent Obligations].
Section 6.02(c) of the Prior Credit Agreement is hereby amended by deleting it in its entirety and substituting in its place the following:

                      (c) Contingent Obligations. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Contingent Obligations except (i) by reason of endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) Contingent Obligations created pursuant to the Loan Documents, (iii) Contingent Obligations listed on Schedule 5.01(1), and any renewals, extensions or modifications of such Contingent Obligations, provided, that none of such Contingent Obligations shall be renewed, extended or otherwise modified on terms which, taken as a whole, are less favorable to the applicable obligor under such Contingent Obligation (including, without limitation, increasing the amount thereof) without the prior written consent of the Majority Lenders, (iv) L/C Obligations created in the ordinary course of business, and (v) Contingent Obligations arising in connection with Debt of or Discounts of Product Transfer Agreements by any Subsidiary of any Borrower,

                                      4.
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            provided, that such Debt is otherwise permitted under Section
            6.02(b).

            (d) Amendment to Section 6.02(h)(viii) [Investments in Other Persons]. Clause (viii) of Section 6.02(h) of the Prior Credit Agreement is hereby amended by deleting it in its entirety and substituting in its place the following:

            (viii) other investments not exceeding as to STK and its Subsidiaries in the aggregate at any time $15,000,000 (valued without regard to any write-down) for all such investments.

            (e) Amendment to Exhibit L [Form of Compliance Certificate]. Exhibit L attached to the Prior Credit Agreement, the Form of Compliance Certificate, is hereby amended by deleting the references in the second paragraph thereof to "Section 6.02(a)" and to "Section 6.02(b) and substituting therefor "Section 6.04(a)" and "Section 6.04(b)," respectively.

            (f) Amendment to Exhibit M [Form of Borrowing Base Certificate]. Exhibit C attached hereto, the Form of Amended and Restated Borrowing Base Certificate, amends and restates the Form of Borrowing Base Certificate attached to the Prior Credit Agreement as Exhibit M, and all references in the Prior Credit Agreement to Exhibit M and to the Borrowing Base Certificate shall refer to Exhibit C attached hereto and the Amended and Restated Borrowing Base Certificate, respectively.

            (g) Amendment to Exhibit Q [Form of Periodic Release Certificate]. Exhibit D attached hereto, the Form of Amended and Restated Periodic Release Certificate, amends and restates the Form of Periodic Release Certificate attached to the Prior Credit Agreement as Exhibit Q, and all references in the Prior Credit Agreement to Exhibit Q and to the Periodic Release Certificate shall refer to Exhibit D attached hereto and the Amended and Restated Periodic Release Certificate, respectively.

      3. Notes Delivered in Connection with Permitted Affiliate Liens. Attached hereto as Exhibit A is a copy of a promissory note to be delivered to the Agent in connection with the creation of a Permitted Affiliate Lien. The Agent and the Lenders hereby agree that this promissory note, and other promissory notes substantially in the form of the promissory note attached hereto as Exhibit A, are satisfactory to the Agent and the Lenders for purposes of complying with the definition of Permitted Affiliate Lien.

      4. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders as follows:

                                      5.
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            (a)   No Event of Default has occurred and is continuing;

            (b) The execution, delivery and performance by each Borrower of this First Amendment are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not contravene
(i) such Borrower's charter or bylaws, (ii) any law, rule, regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award binding on or affecting such Borrower or any of its properties, or (iii) any contractual restriction binding on or affecting such Borrower or any of its properties, except, in each case, where any such contravention would not cause a Material Adverse Effect or render any Loan Document unenforceable against such Borrower or any third party, and do not result in or require the creation of any Lien (other than pursuant to the Credit Agreement or pursuant to the Collateral Documents) upon or with respect to any of its material properties;

            (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by any Borrower of this First Amendment;

            (d) This First Amendment and the Prior Credit Agreement, as amended hereby, are each the legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with their terms;

            (e) All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct; and

            (f) The Borrowers are entering into this First Amendment on the basis of their own investigation and for their own reasons, without reliance upon the Agent and the Lenders or any other Person.

      5. Effective Date. This First Amendment shall be deemed effective as of March 31, 1993 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

                                      6.
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            (a)   The Agent has received from the Borrowers and each of the
Majority Lenders a duly executed original of this First Amendment.

            (b) The Agent has received from each of the Borrowers a certificate signed by the Secretary or Assistant Secretary of such Borrower, certifying that the resolution passed by the board of directors of such corporation in connection with the execution delivery and performance of the Prior Credit Agreement authorizes the execution, delivery and performance of this First Amendment and the Credit Agreement and that such resolution is in full force and effect as of the date of delivery of such certificate; and

            (c) All representations and warranties contained herein are true and correct as of the date the Agent has received a duly executed original of this First Amendment from all of the parties hereto.

      If and to the extent that any default or Event of Default may have arisen or existed as a consequence of noncompliance by any Borrower with the terms of the Credit Agreement or the other Loan Documents as a result of the delivery to the Agent of information or certificates that, had such information or certificates been delivered subsequent to the Effective Date of this First Amendment, would not have constituted any such noncompliance, then and to that extent (and only to that extent) (a) such defaults or Events of Default are hereby waived, and (b) the representations of the Borrowers set forth in Paragraphs 4(a) and 4(c) of this First Amendment are so qualified. Nothing herein shall be deemed to be a waiver of any default or Event of Default if, notwithstanding the effectiveness of this First Amendment, any such default or Event of Default would have existed or would continue to exist.

      6. Reservation of Rights. The Borrowers acknowledge and agree that the execution and delivery by the Agent and the Lenders of this First Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Lenders to execute similar agreements or provide other accommodations under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Lenders to receive any indemnity or similar payment from any Person.

      7.    Miscellaneous.
            -------------

            (a) Except as herein expressly amended, all terms, covenants and provisions of the Prior Credit Agreement are and shall remain in full force and effect and all references therein to the Credit Agreement shall henceforth refer to the Prior Credit Agreement as amended by this First Amendment. This First Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                                      7.
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            (b)   This First Amendment shall be binding upon and inure to
the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this First Amendment.

            (c) This First Amendment shall be governed by and construed in accordance with the law of the State of California.

            (d) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            (e) This First Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matter discussed herein and therein. This First Amendment supersedes all prior drafts and communications with respect thereto. This First Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

            (f) If any term or provision of this First Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this First Amendment or the Credit Agreement, respectively.

            (g) The Borrowers agree to pay to or reimburse the Agent, upon demand, for all reasonable Attorney Costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this First Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date first above written.

                                    THE BORROWERS:
                                    -------------

                              STORAGE TECHNOLOGY CORPORATION

                              By:  /s/Gregory A.Tymn
                                    ------------------------------------
                                    Name:   Gregory A. Tymn
                                    Title:  Senior Vice President Chief
                                            Financial Officer


                                      8.
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                              STORAGE TECHNOLOGY DE PUERTO RICO, INC.

                              By:  /s/Gregory A. Tymn
                                    ------------------------------------
                                    Name:   Gregory A. Tymn
                                    Title:  Treasurer

                              XL/DATACOMP, INC.

                              By:  /s/Gregory A. Tymn
                                    ------------------------------------
                                    Name:   Gregory A. Tymn
                                    Title:   Assistant Treasurer

                              STORAGETEK FINANCIAL SERVICES
                              CORPORATION

                              By:  /s/Gregory A. Tymn
                                    ------------------------------------
                                    Name:   Gregory A. Tymn
                                    Title:  President and Treasurer


                                    THE AGENT:
                                    ---------

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent

                              By:  /s/Shannan Collins
                                    ------------------------------------
                                    Name:   Shannan Collins
                                    Title:  Vice President


                                    THE SWING LINE BANK:
                                    -------------------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Swing Line Bank

                              By:  /s/Joan E. Kiekhaefer
                                    ------------------------------------
                                    Name:   Joan E. Kiekhaefer
                                    Title:  Vice President


                                      9.
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                                    THE ISSUING BANK:
                                    ----------------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Issuing Bank

                              By:  /s/Joan E. Kiekhaefer
                                    ------------------------------------
                                    Name:   Joan E. Kiekhaefer
                                    Title:  Vice President


                                      10.
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                                    THE LENDERS:
                                    -----------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:  /s/Joan E. Kiekhaefer
                                    ---------------------
                                    Name:   Joan E. Kiekhaefer
                                    Title:  Vice President

                              THE FIRST NATIONAL BANK OF BOSTON

                              By:  /s/Laura Erickson
                                    ------------------------------------
                                    Name:   Laura Erickson
                                    Title:  Vice President

                              BANK OF MONTREAL

                              By:  /s/Daniel A. Brown
                                    ------------------------------------
                                    Name:   Daniel R. Brown
                                    Title:  Director

                              NBD BANK, N.A.

                              By:  /s/Jack J. Csernits
                                    ------------------------------------
                                    Name:   Jack J. Csernits
                                    Title:  Vice President

                              CONTINENTAL BANK N.A.

                              By:  /s/Elizabeth M. Nolan
                                    ------------------------------------
                                    Name:   Elizabeth M. Nolan
                                    Title:  Vice President


                                      11.
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                              FIRST INTERSTATE BANK OF DENVER

                              By:  /s/David L. Ericson
                                    ------------------------------------
                                    Name:   David L. Ericson
                                    Title:  Senior Vice President

                              BANQUE NATIONALE DE PARIS

                              By:  /s/Clive Bettles
                                    ------------------------------------
                                    Name:   Clive Bettles
                                    Title:  Vice President

                              By:  /s/Rafael C. Lumanlan
                                    ------------------------------------
                                    Name:   Rafael C. Lumanlan
                                    Title:  Vice President


                                      12.
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